Exhibit 99.1
KELLY SERVICES REPORTS 4th QUARTER AND FULL YEAR 2010 RESULTS
TROY, MI (February 3, 2011) — Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the fourth quarter and full year 2010.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the fourth quarter of 2010 totaled $1.3 billion, an 11% increase compared to the corresponding quarter in 2009. Revenue for the full year totaled $5.0 billion, a 15% increase compared to the prior year. The fourth quarter of 2009 included an extra week which reduces the quarterly and annual comparisons by approximately 5% and 1%, respectively.
Earnings from operations for the fourth quarter of 2010 totaled $16.9 million, compared to losses from operations of $13.0 million reported for the fourth quarter of 2009. Included in the results from operations for the fourth quarter of 2009 are restructuring charges of $13.4 million.
Earnings from operations for the full year of 2010 totaled $38.1 million compared to a loss of $146.1 million in 2009. The results for the full year 2010 include $7.2 million of restructuring charges. The results for 2009 include $29.9 million of restructuring charges and $53.1 million of goodwill and related impairment charges.
Diluted earnings per share from continuing operations in the fourth quarter of 2010 were $0.39 compared to fourth quarter 2009 losses of $0.23 per share. The restructuring charges were $0.29 per share in the fourth quarter of 2009.
Diluted earnings per share from continuing operations for the full year of 2010 were $0.71 compared to 2009 losses of $3.01 per share. In 2010, the restructuring charges totaled $0.15 per share. In 2009, the restructuring charges totaled $0.69 per share and goodwill and related impairment charges totaled $1.43 per share.
Commenting on the fourth quarter results, Camden stated, “We’re pleased to report another successful quarter fueled by sustained demand for temporary staffing, a healthier global economy, and Kelly’s focus on business execution and operational excellence.”
Camden added that 2010 was much improved over a very difficult 2009, and Kelly made significant progress during the year in response to a changing labor market.
“As we begin 2011 and look to the future, we will continue to focus on building shareholder value by delivering a competitive profit in our industry, from the right solutions for our customers, delivered by the best talent in the business,” said Camden.
In conjunction with its fourth quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on February 3, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S.	1 800 288-9626
International	1 651 291-5254
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing, changing market and economic conditions, material changes in demand from large corporate customers, availability of temporary workers with appropriate skills required by customers, increases in wages paid to temporary workers, liabilities for client and employee actions, foreign currency fluctuations, changes in laws and regulations (including federal, state and international tax laws), continued availability of financing for funding working capital and acquisitions and for general corporate purposes, the Company’s ability to effectively implement and manage its information technology programs, the ability of the Company to successfully expand into new markets and service lines, and other risks, uncertainties and factors discussed in this release and in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010 filed with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein.
About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis. Serving clients around the globe, Kelly provides employment to more than 530,000 employees annually. Revenue in 2010 was $5.0 billion. Visit www.kellyservices.com and connect with us on facebook.com/kellyservices, linkedin.com/companies/kelly-services and twitter.com/kellyservices.
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ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JANUARY 2, 2011 AND 14 WEEKS ENDED JANUARY 3, 2010
(UNAUDITED)
(In millions of dollars except per share data)

	2010	2009	Change		% Change

Revenue from services	$1,325.8	$1,194.1	$131.7		11.0%

Cost of services	1,109.4	1,005.8	103.6		10.3

Gross profit	216.4	188.3	28.1		15.0

Selling, general and administrative expenses	199.0	201.3	(2.3)		(1.1)

Asset impairments	0.5	—	0.5		NM

Earnings (loss) from operations	16.9	(13.0)	29.9		NM

Other expense, net	(0.7)	(0.9)	0.2		14.6

Earnings (loss) from continuing operations before taxes	16.2	(13.9)	30.1		NM

Income taxes	1.6	(5.7)	7.3		127.2

Earnings (loss) from continuing operations	14.6	(8.2)	22.8		NM

Earnings from discontinued operations, net of tax	—	—	—		NM

Net earnings (loss)	$14.6	$(8.2)	$22.8		NM	%

Basic earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.39	$(0.23)	$0.62		NM	%
Earnings from discontinued operations	—	—	—		NM
Net earnings (loss)	0.39	(0.23)	0.62		NM

Diluted Earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.39	$(0.23)	$0.62		NM	%
Earnings from discontinued operations	—	—	—		NM
Net earnings (loss)	0.39	(0.23)	0.62		NM

STATISTICS:

Gross profit rate	16.3%	15.8%	0.5	pts.

Selling, general and administrative expenses:
% of revenue	15.0	16.8	(1.8)
% of gross profit	92.0	106.9	(14.9)

% Return — Earnings (loss) from operations	1.3	(1.1)	2.4
Earnings (loss) from continuing operations before taxes	1.2	(1.2)	2.4
Earnings (loss) from continuing operations	1.1	(0.7)	1.8
Net earnings (loss)	1.1	(0.7)	1.8

Effective income tax rate	9.5%	41.0%	(31.5	)pts.

Average number of shares outstanding (millions):
Basic	36.7	34.9
Diluted	36.7	34.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 52 WEEKS ENDED JANUARY 2, 2011 AND 53 WEEKS ENDED JANUARY 3, 2010
(UNAUDITED)
(In millions of dollars except per share data)

	2010	2009	Change		% Change

Revenue from services	$4,950.3	$4,314.8	$635.5		14.7%

Cost of services	4,155.8	3,613.1	542.7		15.0

Gross profit	794.5	701.7	92.8		13.2

Selling, general and administrative expenses	754.4	794.7	(40.3)		(5.1)

Asset impairments	2.0	53.1	(51.1)		(96.2)

Earnings (loss) from operations	38.1	(146.1)	184.2		NM

Other expense, net	(5.4)	(2.2)	(3.2)		(144.7)

Earnings (loss) from continuing operations before taxes	32.7	(148.3)	181.0		NM

Income taxes	6.6	(43.2)	49.8		115.3

Earnings (loss) from continuing operations	26.1	(105.1)	131.2		NM

Earnings from discontinued operations, net of tax	—	0.6	(0.6)		(100.0)

Net earnings (loss)	$26.1	$(104.5)	$130.6		NM %

Basic earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.71	$(3.01)	$3.72		NM %
Earnings from discontinued operations	—	0.02	(0.02)		(100.0)
Net earnings (loss)	0.71	(3.00)	3.71		NM

Diluted Earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.71	$(3.01)	$3.72		NM %
Earnings from discontinued operations	—	0.02	(0.02)		(100.0)
Net earnings (loss)	0.71	(3.00)	3.71		NM

STATISTICS:

Gross profit rate	16.0%	16.3%	(0.3	)pts.

Selling, general and administrative expenses:
% of revenue	15.2	18.4	(3.2)
% of gross profit	94.9	113.2	(18.3)

% Return — Earnings (loss) from operations	0.8	(3.4)	4.2
Earnings (loss) from continuing operations before taxes	0.7	(3.4)	4.1
Earnings (loss) from continuing operations	0.5	(2.4)	2.9
Net earnings (loss)	0.5	(2.4)	2.9

Effective income tax rate	20.2%	29.1%	(8.9	)pts.

Average number of shares outstanding (millions):
Basic	36.1	34.9
Diluted	36.1	34.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
					Constant
	2010	2009			Currency
	(13 Weeks)	(14 Weeks)	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$646.3	$557.4	16.0%		15.3%
Fee-based income	2.3	1.5	49.9		48.6
Gross profit	98.4	79.8	23.3		22.6
SG&A expenses excluding restructuring charges	73.4	67.9	8.2
Restructuring charges	—	3.5	(100.0)
Total SG&A expenses	73.4	71.4	2.9		2.4
Earnings from operations	25.0	8.4	194.8
Earnings from operations excluding restructuring charges	25.0	11.9	108.3

Gross profit rate	15.2%	14.3%	0.9	pts.
Expense rates (excluding restructuring charges):
% of revenue	11.4	12.2	(0.8)
% of gross profit	74.6	85.0	(10.4)
Operating margin (excluding restructuring charges)	3.9	2.2	1.7

Americas PT
Revenue from services (including fee-based income)	$229.9	$208.3	10.4%		10.3%
Fee-based income	2.3	2.2	4.8		4.6
Gross profit	36.8	31.9	15.2		15.1
SG&A expenses excluding restructuring charges	24.5	24.7	(0.8)
Restructuring charges	—	0.8	(100.0)
Total SG&A expenses	24.5	25.5	(3.9)		(4.0)
Earnings from operations	12.3	6.4	92.0
Earnings from operations excluding restructuring charges	12.3	7.2	70.5

Gross profit rate	16.0%	15.3%	0.7	pts.
Expense rates (excluding restructuring charges):
% of revenue	10.7	11.9	(1.2)
% of gross profit	66.8	77.5	(10.7)
Operating margin (excluding restructuring charges)	5.3	3.4	1.9

EMEA Commercial
Revenue from services (including fee-based income)	$229.2	$238.9	(4.0)%		0.6%
Fee-based income	4.7	4.3	9.9		14.8
Gross profit	37.2	37.4	(0.6)		4.4
SG&A expenses excluding restructuring charges	34.8	35.2	(1.4)
Restructuring charges	—	4.9	(100.0)
Total SG&A expenses	34.8	40.1	(13.3)		(9.7)
Earnings from operations	2.4	(2.7)	NM
Earnings from operations excluding restructuring charges	2.4	2.2	12.8

Gross profit rate	16.2%	15.7%	0.5	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.2	14.8	0.4
% of gross profit	93.5	94.2	(0.7)
Operating margin (excluding restructuring charges)	1.1	0.9	0.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
					Constant
	2010	2009			Currency
	(13 Weeks)	(14 Weeks)	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$41.2	$39.6	4.0%		9.8%
Fee-based income	3.8	3.6	5.1		10.0
Gross profit	10.4	9.8	6.9		12.7
Total SG&A expenses	9.3	10.6	(12.7)		(8.6)
Earnings from operations	1.1	(0.8)	NM

Gross profit rate	25.4%	24.7%	0.7	pts.
Expense rates:
% of revenue	22.5	26.8	(4.3)
% of gross profit	88.7	108.5	(19.8)
Operating margin	2.9	(2.1)	5.0

APAC Commercial
Revenue from services (including fee-based income)	$102.0	$83.0	22.9%		14.8%
Fee-based income	2.9	2.9	0.7		(6.1)
Gross profit	12.9	12.1	6.0		(1.1)
SG&A expenses excluding restructuring charges	13.1	11.6	13.7
Restructuring charges	—	1.4	(100.0)
Total SG&A expenses	13.1	13.0	0.9		(5.7)
Earnings from operations	(0.2)	(0.9)	72.3
Earnings from operations excluding restructuring charges	(0.2)	0.5	NM

Gross profit rate	12.6%	14.6%	(2.0	)pts.
Expense rates (excluding restructuring charges):
% of revenue	12.9	13.9	(1.0)
% of gross profit	101.8	95.0	6.8
Operating margin (excluding restructuring charges)	(0.2)	0.7	(0.9)

APAC PT
Revenue from services (including fee-based income)	$8.9	$7.2	23.8%		16.2%
Fee-based income	2.9	1.0	189.7		174.1
Gross profit	3.8	2.1	86.7		76.1
Total SG&A expenses	5.0	2.6	93.3		82.8
Earnings from operations	(1.2)	(0.5)	(119.4)

Gross profit rate	43.2%	28.6%	14.6	pts.
Expense rates:
% of revenue	55.9	35.8	20.1
% of gross profit	129.6	125.2	4.4
Operating margin	(12.8)	(7.2)	(5.6)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
					Constant
	2010	2009			Currency
	(13 Weeks)	(14 Weeks)	Change		Change
OCG
Revenue from services (including fee-based income)	$75.0	$68.2	9.9%		10.1%
Fee-based income	7.3	6.0	21.4		21.7
Gross profit	17.6	15.5	13.5		14.1
SG&A expenses excluding restructuring charges	20.7	17.9	15.8
Restructuring charges	—	1.3	(100.0)
Total SG&A expenses	20.7	19.2	8.2		8.5
Earnings from operations	(3.1)	(3.7)	14.0
Earnings from operations excluding restructuring charges	(3.1)	(2.4)	(30.6)

Gross profit rate	23.4%	22.7%	0.7	pts.
Expense rates (excluding restructuring charges):
% of revenue	27.6	26.2	1.4
% of gross profit	118.0	115.7	2.3
Operating margin (excluding restructuring charges)	(4.2)	(3.6)	(0.6)

Corporate Expense
SG&A expenses excluding restructuring charges	$18.9	$17.7	6.7%
Restructuring charges	—	1.5	(100.0)
Total SG&A expenses	18.9	19.2	(1.7)
Asset impairments	0.5	—	NM

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$1,325.8	$1,194.1	11.0%		11.3%
Fee-based income	26.0	21.5	21.7		21.8
Gross profit	216.4	188.3	15.0		15.4
SG&A expenses excluding restructuring charges	199.0	187.9	6.0
Restructuring charges	—	13.4	(100.0)
Total SG&A expenses	199.0	201.3	(1.1)		(0.9)
Asset impairments	0.5	—	NM
Earnings from operations	16.9	(13.0)	NM
Earnings from operations excluding restructuring charges	16.9	0.4	NM

Gross profit rate	16.3%	15.8%	0.5	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.0	15.7	(0.7)
% of gross profit	92.0	99.8	(7.8)
Operating margin (excluding restructuring charges)	1.3	0.0	1.3

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date
					Constant
	2010	2009			Currency
	(52 Weeks)	(53 Weeks)	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$2,428.2	$1,980.3	22.6%		21.4%
Fee-based income	8.8	6.6	31.8		29.0
Gross profit	354.9	290.7	22.0		21.0
SG&A expenses excluding restructuring charges	275.3	273.2	0.7
Restructuring charges	0.3	7.2	(95.0)
Total SG&A expenses	275.6	280.4	(1.7)		(2.6)
Earnings from operations	79.3	10.3	NM
Earnings from operations excluding restructuring charges	79.6	17.5	352.7

Gross profit rate	14.6%	14.7%	(0.1	)pts.
Expense rates (excluding restructuring charges):
% of revenue	11.3	13.8	(2.5)
% of gross profit	77.5	93.9	(16.4)
Operating margin (excluding restructuring charges)	3.3	0.9	2.4

Americas PT
Revenue from services (including fee-based income)	$889.0	$792.6	12.2%		12.0%
Fee-based income	9.0	9.4	(4.5)		(4.9)
Gross profit	140.0	125.1	12.0		11.8
SG&A expenses excluding restructuring charges	93.7	100.9	(7.0)
Restructuring charges	—	1.0	(100.0)
Total SG&A expenses	93.7	101.9	(8.0)		(8.2)
Earnings from operations	46.3	23.2	100.1
Earnings from operations excluding restructuring charges	46.3	24.2	91.4

Gross profit rate	15.8%	15.8%	—	pts.
Expense rates (excluding restructuring charges):
% of revenue	10.5	12.7	(2.2)
% of gross profit	67.0	80.7	(13.7)
Operating margin (excluding restructuring charges)	5.2	3.0	2.2

EMEA Commercial
Revenue from services (including fee-based income)	$872.0	$895.2	(2.6)%		(0.9)%
Fee-based income	19.1	16.6	15.9		16.0
Gross profit	141.0	140.2	0.6		2.3
SG&A expenses excluding restructuring charges	130.5	150.3	(13.2)
Restructuring charges	2.7	15.6	(82.8)
Total SG&A expenses	133.2	165.9	(19.7)		(18.9)
Asset impairments	1.5	—	NM
Earnings from operations	6.3	(25.7)	NM
Earnings from operations excluding restructuring charges	9.0	(10.1)	NM

Gross profit rate	16.2%	15.7%	0.5	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.0	16.8	(1.8)
% of gross profit	92.6	107.2	(14.6)
Operating margin (excluding restructuring charges)	1.0	(1.1)	2.1

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	December Year to Date
					Constant
	2010	2009			Currency
	(52 Weeks)	(53 Weeks)	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$147.6	$141.9	4.0%		6.7%
Fee-based income	15.0	15.7	(4.3)		(4.1)
Gross profit	38.7	37.8	2.9		4.8
Total SG&A expenses	36.9	40.6	(9.3)		(8.2)
Earnings from operations	1.8	(2.8)	NM

Gross profit rate	26.3%	26.6%	(0.3	)pts.
Expense rates:
% of revenue	25.0	28.6	(3.6)
% of gross profit	94.8	107.6	(12.8)
Operating margin	1.4	(2.0)	3.4

APAC Commercial
Revenue from services (including fee-based income)	$355.3	$284.9	24.7%		12.9%
Fee-based income	11.4	9.7	16.6		5.6
Gross profit	48.4	41.6	16.2		4.6
SG&A expenses excluding restructuring charges	45.1	44.6	1.3
Restructuring charges	0.5	1.6	(66.5)
Total SG&A expenses	45.6	46.2	(1.0)		(10.7)
Earnings from operations	2.8	(4.6)	NM
Earnings from operations excluding restructuring charges	3.3	(3.0)	NM

Gross profit rate	13.6%	14.6%	(1.0	)pts.
Expense rates (excluding restructuring charges):
% of revenue	12.7	15.6	(2.9)
% of gross profit	93.3	107.0	(13.7)
Operating margin (excluding restructuring charges)	0.9	(1.0)	1.9

APAC PT
Revenue from services (including fee-based income)	$32.5	$25.4	28.2%		16.8%
Fee-based income	10.5	3.8	172.1		156.3
Gross profit	13.9	7.7	81.3		68.3
Total SG&A expenses	17.0	9.2	85.1		72.0
Earnings from operations	(3.1)	(1.5)	(104.5)

Gross profit rate	42.7%	30.2%	12.5	pts.
Expense rates:
% of revenue	52.2	36.2	16.0
% of gross profit	122.3	119.8	2.5
Operating margin	(9.5)	(6.0)	(3.5)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	December Year to Date
					Constant
	2010	2009			Currency
	(52 Weeks)	(53 Weeks)	Change		Change
OCG
Revenue from services (including fee-based income)	$254.8	$219.9	15.8%		15.6%
Fee-based income	25.6	24.4	4.9		3.9
Gross profit	60.0	59.7	0.2		(0.1)
SG&A expenses excluding restructuring charges	77.5	69.6	11.3
Restructuring charges	0.1	1.9	(96.0)
Total SG&A expenses	77.6	71.5	8.5		8.1
Earnings from operations	(17.6)	(11.8)	(50.8)
Earnings from operations excluding restructuring charges	(17.5)	(9.9)	(78.3)

Gross profit rate	23.5%	27.2%	(3.7	)pts.
Expense rates (excluding restructuring charges):
% of revenue	30.4	31.7	(1.3)
% of gross profit	129.5	116.6	12.9
Operating margin (excluding restructuring charges)	(6.9)	(4.5)	(2.4)

Corporate Expense
SG&A expenses excluding restructuring charges	$73.6	$77.5	(5.1)%
Restructuring charges	3.6	2.6	37.4
Total SG&A expenses	77.2	80.1	(3.7)
Asset impairments	0.5	53.1	(99.1)

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$4,950.3	$4,314.8	14.7%		13.7%
Fee-based income	99.0	86.1	15.0		12.6
Gross profit	794.5	701.7	13.2		12.3
SG&A expenses excluding restructuring charges	747.2	764.8	(2.3)
Restructuring charges	7.2	29.9	(75.8)
Total SG&A expenses	754.4	794.7	(5.1)		(5.9)
Asset impairments	2.0	53.1	(96.2)
Earnings from operations	38.1	(146.1)	NM
Earnings from operations excluding restructuring charges	45.3	(116.2)	NM

Gross profit rate	16.0%	16.3%	(0.3	)pts.
Expense rates (excluding restructuring charges):
% of revenue	15.1	17.7	(2.6)
% of gross profit	94.0	109.0	(15.0)
Operating margin (excluding restructuring charges)	0.9	(2.7)	3.6

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	January 2,	January 3,
	2011	2010
Current Assets
Cash and equivalents	$80.5	$88.9
Trade accounts receivable, less allowances of $12.3 and $15.0, respectively	810.9	717.9
Prepaid expenses and other current assets	44.8	70.6
Deferred taxes	22.4	21.0

Total current assets	958.6	898.4

Property and Equipment, Net	104.0	127.1

Noncurrent Deferred Taxes	84.0	77.5

Goodwill, Net	67.3	67.3

Other Assets	154.5	142.2

Total Assets	$1,368.4	$1,312.5

Current Liabilities
Short-term borrowings and current portion of long-term debt	$78.8	$79.6
Accounts payable and accrued liabilities	181.6	182.6
Accrued payroll and related taxes	243.3	208.3
Accrued insurance	31.3	22.9
Income and other taxes	56.0	47.4

Total current liabilities	591.0	540.8

Noncurrent Liabilities
Long-term debt	—	57.5
Accrued insurance	53.6	54.9
Accrued retirement benefits	85.4	76.9
Other long-term liabilities	14.6	16.0

Total noncurrent liabilities	153.6	205.3

Stockholders’ Equity
Common stock	40.1	40.1
Treasury stock	(70.9)	(107.2)
Paid-in capital	28.0	36.9
Earnings invested in the business	597.6	571.5
Accumulated other comprehensive income	29.0	25.1

Total stockholders’ equity	623.8	566.4

Total Liabilities and Stockholders’ Equity	$1,368.4	$1,312.5

STATISTICS:
Working Capital	$367.6	$357.6
Current Ratio	1.6	1.7
Debt-to-capital %	11.2%	19.5%
Global Days Sales Outstanding	49	51

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 52 WEEKS ENDED JANUARY 2, 2011 AND 53 WEEKS ENDED JANUARY 3, 2010
(UNAUDITED)
(In millions of dollars)

	2010	2009

Cash flows from operating activities
Net earnings (loss)	$26.1	$(104.5)
Noncash adjustments:
Impairment of assets	2.0	53.1
Depreciation and amortization	34.9	40.9
Provision for bad debts	2.1	2.2
Stock-based compensation	3.2	5.1
Other, net	0.5	(2.2)
Changes in operating assets and liabilities	(27.0)	(22.0)

Net cash from operating activities	41.8	(27.4)

Cash flows from investing activities
Capital expenditures	(11.0)	(13.1)
Acquisition of companies, net of cash received	—	(7.5)
Other investing activities	(0.3)	(2.8)

Net cash from investing activities	(11.3)	(23.4)

Cash flows from financing activities
Net change in short-term borrowings	(44.8)	52.7
Repayment of debt	(14.9)	(30.5)
Sale of stock and other financing activities	24.4	(2.6)

Net cash from financing activities	(35.3)	19.6

Effect of exchange rates on cash and equivalents	(3.6)	1.8

Net change in cash and equivalents	(8.4)	(29.4)
Cash and equivalents at beginning of period	88.9	118.3

Cash and equivalents at end of period	$80.5	$88.9

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter (Commercial, PT and OCG)
			% Change
	2010	2009		Constant
	(13 Weeks)	(14 Weeks)	US$	Currency

Americas
United States	$829.6	$733.1	13.2%	13.2%
Canada	56.2	51.5	8.9	4.4
Mexico	27.6	19.0	45.2	37.4
Puerto Rico	22.6	15.0	51.5	51.5

Total Americas	936.0	818.6	14.4	13.9

EMEA
France	72.2	78.7	(8.2)	(0.0)
Switzerland	50.7	38.8	30.5	24.5
United Kingdom	28.5	43.1	(33.9)	(31.6)
Russia	28.1	19.9	41.3	47.4
Portugal	21.8	19.4	12.5	22.5
Germany	19.2	17.6	8.3	17.9
Italy	17.2	19.0	(9.5)	(1.3)
Norway	14.3	17.3	(17.3)	(13.6)
Other	23.8	29.0	(17.7)	(11.4)

Total EMEA	275.8	282.8	(2.5)	2.4

APAC
Australia	40.6	30.4	33.8	23.2
Singapore	24.1	17.9	34.6	25.7
Malaysia	15.9	13.7	15.9	6.1
India	17.0	11.9	43.1	37.8
Other	16.4	18.8	(13.1)	(16.6)

Total APAC	114.0	92.7	23.0	14.9

Total Kelly Services, Inc.	$1,325.8	$1,194.1	11.0%	11.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date (Commercial, PT and OCG)
			% Change
	2010	2009		Constant
	(52 Weeks)	(53 Weeks)	US$	Currency

Americas
United States	$3,121.9	$2,634.3	18.5%	18.5%
Canada	219.0	183.4	19.4	8.3
Mexico	93.7	66.5	40.8	32.2
Puerto Rico	78.2	57.9	35.1	35.1

Total Americas	3,512.8	2,942.1	19.4	18.5

EMEA
France	278.4	272.7	2.1	7.6
Switzerland	170.7	138.6	23.2	18.6
United Kingdom	134.1	206.7	(35.1)	(34.5)
Russia	103.6	65.4	58.4	53.0
Portugal	80.6	59.5	35.5	43.4
Germany	69.8	65.1	7.1	13.1
Italy	63.3	72.9	(13.2)	(8.6)
Norway	57.4	61.7	(7.0)	(10.2)
Other	80.7	111.2	(27.4)	(24.6)

Total EMEA	1,038.6	1,053.8	(1.4)	0.4

APAC
Australia	128.8	98.3	31.1	13.5
Singapore	84.3	64.4	30.8	22.5
Malaysia	63.3	50.1	26.3	15.2
India	61.4	36.6	67.8	59.0
Other	61.1	69.5	(12.1)	(20.8)

Total APAC	398.9	318.9	25.1	13.3

Total Kelly Services, Inc.	$4,950.3	$4,314.8	14.7%	13.7%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Fourth Quarter		December Year to Date
	2010	2009	2010	2009

Pretax earnings (loss) from operations	$16.9	$(13.0)	$38.1	$(146.1)

Restructuring charges (Note 1)	—	13.4	7.2	29.9
Goodwill and related impairment charges (Note 2)	—	—	—	53.1

Earnings (loss) from operations excluding restructuring and goodwill and related impairment charges	$16.9	$0.4	$45.3	$(63.1)

	Fourth Quarter
	2010		2009
	Amount	Per Share	Amount	Per Share

Earnings (loss) from continuing operations, net of taxes	$14.6	$0.39	$(8.2)	$(0.23)

Restructuring charges, net of taxes (Note 1)	—	—	10.1	0.29

Earnings from continuing operations excluding restructuring charges, net of taxes	$14.6	$0.39	$1.9	$0.05

	December Year to Date
	2010		2009
	Amount	Per Share	Amount	Per Share

Earnings (loss) from continuing operations, net of taxes	$26.1	$0.71	$(105.1)	$(3.01)

Restructuring charges, net of taxes (Note 1)	5.4	0.15	24.0	0.69
Goodwill and related impairment charges, net of taxes (Note 2)	—	—	50.0	1.43

Earnings (loss) from continuing operations excluding restructuring and goodwill and related impairment charges, net of taxes	$31.5	$0.86	$(31.1)	$(0.89)

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring and impairment charges is useful to understand the Company’s fiscal 2010 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
(1) In 2010, restructuring costs relate primarily to severance and lease termination costs for branches in the EMEA and APAC Commercial segments that were in the process of closure at the end of 2009, as well as severance costs related to the corporate headquarters. In 2009, restructuring costs relate primarily to global severance, lease terminations, asset write-offs and other miscellaneous costs incurred in connection with the reduction in the number of permanent employees and the consolidation, sale or closure of branch locations.
(2) In 2009, the goodwill and related impairment charges included adjustments to the value of goodwill for the Company’s Americas Commercial, APAC Commercial and EMEA PT segments, as well as long- lived assets and intangibles related to operations in Japan and Europe.